                              SCHEDULE 14A PRIVATE
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /
      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or
                 Rule 14a-12

                                I CRYSTAL, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/        No fee required.
/ /        $500 per each party to the controversy pursuant to Exchange Act
           Rule 14a-6(i)(3).
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:

           (2) Aggregate number of securities to which transaction applies:

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           (4)  Proposed maximum aggregate value of transaction:

           (5)  Total fee paid:

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount previously paid:

           (2)  Form, Schedule or Registration Statement No.:

           (3)  Filing party:

           (4)  Date filed:

May 19, 2000

Dear Stockholder:

    On behalf of the Board of Directors (the "Board") of I crystal, Inc. (the "Company") I cordially invite you to the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 5, 2000 at 10:00 a.m., Pacific Standard Time (PST) at the Company's executive office, located at 3237 King George Hwy., Ste. 1018, in Surrey, British Columbia, Canada. I hope that you will be able to attend in person. Following the formal business of the Annual Meeting, management will be available to respond to your questions.

    At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

    (1) To ratify the past actions of the Board of Directors changing the name of the Company to "Softnet Industries, Inc." and subsequently to "I crystal, Inc.";

    (2) To consider and vote on an amendment of the Company's Certificate of Incorporation (the "Amended Certificate") to change the Company's name to "iCrystal, Inc.";

    (3) To consider and vote on the adoption of Amended and Restated Bylaws for the Company (the "Amended Bylaws");

    (4) To elect Larry J. Hrabi, Derek Bodnarchuk and H. Rex Hollett as directors of the Company until the next annual meeting of stockholders;

    (5) To consider and vote on the approval of the Company's 2000 Incentive Plan (the "2000 Plan"), which would allow the Company to issue options and stock based awards entitling the holders to exercise the awards to acquire up to 3,000,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"). If approved, the 2000 Plan would allow for the grant of tax qualified incentive awards to officers and employees (including directors) and non-tax qualified awards to non-employee directors and consultants; and

    (6) To consider and vote on such other matters as may properly be presented incident to the conduct of the Annual Meeting or any adjournment or postponement thereof.

    After careful consideration and consultation with its legal and financial advisors, the Board has approved, and recommends that the stockholders vote FOR the ratification of the prior changes in the Company's name instituted by the Board, FOR adoption of the Amended Certificate changing the Company's name to "iCrystal, Inc.," FOR the adoption of the Amended Bylaws of the Company, FOR all nominated directors and FOR the adoption of the 2000 Plan.

    At the Annual Meeting, each holder of record of shares of the Company's Common Stock as of May 18, 2000 (the "Record Date") will be entitled to one
(1) vote on each matter properly brought before the Annual Meeting. The Company currently has no other classes of stock.

    The ratification of the prior name changes by the Company's Board of Directors requires the approval of a majority of the holders of the Company's Common Stock. The changing of the Company's name to "iCrystal, Inc." requires an amendment to the Company's Certificate of Incorporation by the affirmative vote of a majority of the holders of Common Stock. Adoption of the Amended Bylaws requires the approval of a majority of stockholders present, either in person or by proxy, at the Annual Meeting once a quorum is present. Approval of the 2000 Plan requires the affirmative vote of a majority of the stockholders present at the Annual Meeting once a quorum has been achieved.

    The Board of Directors believes that the ratification of the prior changes of the Company's name to "Softnet Industries, Inc." and subsequently to "I crystal, Inc." are warranted given conflicts between the Delaware General Corporate Law and the Company's current Bylaws. For a further discussion see PROPOSAL 1--TO RATIFY THE PAST ACTIONS OF THE BOARD OF DIRECTORS CHANGING THE NAME OF THE COMPANY TO "SOFTNET INDUSTRIES, INC." AND "I CRYSTAL, INC." in the accompanying Proxy Statement.

    The Board of Directors believes that the adoption of the Amended Certificate changing the Company's name to "iCrystal, Inc." will better represent the Company's current business plan as a developer of casino style and table gaming software and as a developer of casino websites for the Internet market. For a further discussion of the purpose of the adoption of the Amended Certificate changing the name of the Company to "iCrystal, Inc.", see PROPOSAL 2--TO APPROVE THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY NAME TO "iCRYSTAL, INC." in the accompanying Proxy Statement.

    The Board of Directors believes that the adoption of the Amended Bylaws will provide the Company with a governing structure which will better reflect the Company's status as a publicly held and traded company with numerous and diverse stockholders. For a further discussion of the purpose of the adoption of the Amended Bylaws, see "PROPOSAL 3--TO APPROVE THE ADOPTION OF AMENDED AND RESTATED BYLAWS OF THE COMPANY" in the accompanying Proxy Statement.

    If the Amended Bylaws are approved, the stockholders will be asked to vote for the three directors nominated by the Board of Directors, each of whom will be elected if approved by a majority of the stockholders representing a quorum at the Annual Meeting. Currently, the Company's Bylaws require only one director and specify that the director is to be elected by a plurality of votes at a stockholder's meeting. In the event the Amended Bylaws are not approved, the Board of Directors will reconstitute itself to one director with Mr. Hrabi nominated for election to serve as director of the Company until the next annual meeting. For a further discussion of the names and qualifications of the nominated Directors see "PROPOSAL 4--NOMINATION AND ELECTION OF DIRECTORS" in the accompanying Proxy Statement.

    Finally, the Board is recommending the adoption of the 2000 Plan by the stockholders in order to keep the Company competitive in a tight high tech labor market. For a further discussion of the purpose and effect of the 2000 Plan see "PROPOSAL 5--APPROVAL OF THE 2000 PLAN" in the accompanying Proxy Statement.

    Details of the effect of the Amended Certificate, the Amended Bylaws, the Company's 2000 Plan and the names and qualifications of the nominees for directors of the Company and other important information are set forth in the accompanying Proxy Statement and should be considered carefully by stockholders.

    I hope that you will attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares of stock you own, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may, of course, attend the Annual Meeting and vote in person, even if you have previously returned your proxy card.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Larry J. Hrabi,
                                          Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

    Notice is hereby given that I crystal, Inc. (the "Company") will hold the Annual Meeting of Stockholders on June 5, 2000 at 10:00 a.m. Pacific Standard Time (PST) at the Company's executive office, located at 3237 King George Hwy., Ste. 1018, in Surrey, British Columbia, Canada. The Annual Meeting is being held for the following purposes:

        PROPOSAL 1:  To ratify the past actions of the Board of Directors (the
                     "Board") changing the name of the Company to "Softnet Industries, Inc." and subsequently to "I crystal, Inc.";

        PROPOSAL 2:  To consider and vote on an amendment of the Company's
                     Certificate of Incorporation (the "Amended Certificate") to change the Company's name to "iCrystal, Inc.";

        PROPOSAL 3:  To consider and vote on the adoption of Amended and
                     Restated Bylaws (the "Amended Bylaws") for the Company;

        PROPOSAL 4:  To elect Larry J. Hrabi, Derek Bodnarchuk and H. Rex
                     Hollett as directors of the Company until the next annual meeting of stockholders;

        PROPOSAL 5:  To consider and vote on the approval of the Company's 2000
                     Incentive Plan (the "2000 Plan"), which would allow the Company to issue options and stock based awards entitling the holders to exercise the awards to acquire up to 3,000,000 shares of common stock, par value $.01 per share (the "Common Stock"). If approved, the 2000 Plan would allow for the grant of tax qualified incentive awards to officers and employees (including directors) and non-tax qualified awards to non-employee directors and consultants; and

    To consider and vote on such other matters as may properly be presented incident to the conduct of the Annual Meeting or any adjournment or postponement thereof.

    The Record Date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting is May 18, 2000. Stockholders of the Company's Common Stock, on the Record Date, will be entitled to participate in and vote at the Annual Meeting. Each share of Common Stock represented at the Annual Meeting will be entitled to one (1) vote on each matter properly brought before the Annual Meeting.

    Your attention is directed to the accompanying proxy information, which summarizes each item, and the exhibits. Stockholders who do not expect to attend the Annual Meeting in person and who are entitled to vote, are requested to date, sign and mail the enclosed proxy card as promptly as possible in the enclosed envelope.

Dated: May 19, 2000

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Larry J. Hrabi,
                                          Chairman of the Board

                   STOCKHOLDER INFORMATION ON ANNUAL MEETING

    The enclosed materials have been prepared to provide each stockholder entitled to vote at the Annual Meeting of Stockholders to be held on June 5, 2000 with information concerning the matters to be considered at the Annual Meeting. Please read these materials carefully before you vote on the enclosed proxy or at the Annual Meeting.

                        VOTING, USE OF PROXY AND QUORUM

VOTING

    We hope you can attend the Annual Meeting. If you attend, YOU CAN EITHER VOTE AT THE ANNUAL MEETING ON BALLOTS THAT WILL BE AVAILABLE FOR SUCH USE OR YOU CAN COMPLETE AND RETURN THE ENCLOSED PROXY CARD PRIOR TO THE ANNUAL MEETING TO FACILITATE OUR TABULATION OF STOCKHOLDER VOTES. If you are using a proxy to vote, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy card is returned, management proxy holders will vote the shares for the election of all listed nominees in accordance with the directors' recommendations on the other subjects listed on the proxy, and at their discretion on any other matters that may properly come before the Annual Meeting. For approval, each proposal requires a simple majority vote of the ballots cast, except for the approval of the Amended Certificate and the election of directors. Approval of the Amended Certificate will require the approval of a majority of the outstanding shares of Common Stock. Election of directors currently requires the approval of a plurality of votes under the Company's current Bylaws but will require the approval of a majority of the shares represented at the meeting if Proposal 3 is approved.

REVOCABILITY

    Any stockholder giving a proxy has the power to revoke it at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and delivered to the secretary of the Company at the executive offices of the Company, at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, or with the chairman of the meeting on the day of the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

    A STOCKHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A STOCKHOLDER) TO ATTEND AND ACT FOR AND ON BEHALF OF HIM OR HER AT THE ANNUAL MEETING. THE DESIGNATED PERSON CAN BE SOMEONE OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY. TO EXERCISE THIS RIGHT, THE STOCKHOLDER MAY INSERT THE NAME OF THE DESIRED PERSON ON THE PROXY AND STRIKE OUT THE OTHER NAMES OR MAY SUBMIT ANOTHER PROXY, IN PROPER FORM.

    YOUR VOTE AND ATTENDANCE ARE IMPORTANT. PLEASE RETURN YOUR MARKED PROXY CARD PROMPTLY SO YOUR SHARES CAN BE REPRESENTED AND TABULATED, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

    At the Annual Meeting, there must be 51% of the outstanding shares of Company Common Stock present, in person or by proxy, to constitute a quorum to conduct business and vote on the Proposals.

DISSENTING STOCKHOLDERS RIGHTS

    Dissenting Stockholders have no appraisal rights under Delaware law or under the Company's Certificate of Incorporation or Bylaws in connection with the adoption of the Amended Certificate, the Amended Bylaws or the 2000 Plan.

SOLICITATION

    The Company will bear the entire cost of the solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional material furnished to stockholders. Proxies may be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians which hold shares of Common Stock of record for beneficial owners for forwarding to such beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such owners.

STOCKHOLDER PROPOSALS

    Stockholders may submit proposals for consideration at the Annual Meeting provided such proposals are submitted to the Company's main office, set forth above, a reasonable time prior to the printing of the proxy materials on or around May 19, 2000

INTERESTS OF CERTAIN PERSONS

    No persons soliciting this proxy have any direct interests in any of the matters to be voted upon. Officers and directors of the Company may have an indirect interest in the passage of the 2000 Plan as awards under such plans may in the future be granted to the Company's officers and directors.

OUTSTANDING COMMON STOCK

    Holders of record of Common Stock at the close of business May 18, 2000, the Record Date, will be entitled to receive notice of and vote at the Annual Meeting. Currently the Company is authorized to issue 30,000,000 shares of Common Stock. On April 3, 2000 there were 14,682,800 shares of Common Stock issued and outstanding. The holders of Common Stock are entitled to one
(1) vote for each share held.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following tables set forth certain information regarding beneficial ownership of the Company's Common Stock as of April 3, 2000 by (i) each person who owns beneficially more than 5% of the Company's outstanding Common Stock,
(ii) each of the Company's directors and executive officers, and (iii) all current directors and executive officers as a group. As of April 3, 2000 there were 14,682,800 shares of Common Stock issued and outstanding.

                                                               AMOUNT AND NATURE
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                     OF BENEFICIAL OWNERSHIP   PERCENT OF CLASS
---------------------------------------                     -----------------------   ----------------
OFFICERS AND DIRECTORS:

Larry J. Hrabi(2)(7)......................................           199,535                    *

Douglas J. Slamko(4)(7)...................................           932,631                  6.3%

Gerald P. Slamko(3)(7)....................................           937,327                  6.2%

5% STOCKHOLDERS:

AG Capital Management, Ltd................................         1,000,000                  6.7%
P.O. Box 612
Times Square Providenciales
Turks 7, Caicos Islands, B.W.I.

CEDE & Co.(5).............................................         4,722,665                 32.2%
P.O. Box 222 Bowling Green Station
New York, NY 10274

                                                               AMOUNT AND NATURE
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                     OF BENEFICIAL OWNERSHIP   PERCENT OF CLASS
---------------------------------------                     -----------------------   ----------------
CTC, Inc..................................................         1,000,000                  6.7%
40 Hillsborough St.
Roseau, Dominica, West Indies

Diversified(6)............................................         2,500,000                 16.8%
1103 Toronto Dominion Tower
Edmonton Centre
Edmonton, Alberta
T5J 2Z1 CANADA

Digital Commerce Bank, Ltd................................         1,000,000                  6.7%
1815 Hornby Street, Suite 404
Vancouver, B.C. V4Z 2E6
CANADA

Power Star Corp...........................................         1,450,000                  9.7%
33 Saint George Street
Commonwealth of Dominica

DIRECTORS AND OFFICERS AS A GROUP (3 PERSONS):(7).........         2,069,493                 13.6%

------------------------

* Indicates that shares beneficially owned does not exceed five percent (5%)of the class.

(1) Each of the directors and officers named can be reached at the Company's executive offices located at 3237 King George Hwy., Suite 101-B, Surrey, B.C. V5P 1B7 Canada, except for Gerald Slamko who can be reached at #206, 11062-156th Street, Edmonton, Alberta, Canada. The persons named in the table have sole voting and investment power with respect to all shares shown to be beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2) Mr. Hrabi is a shareholder of Diversified Cosmetics International, Inc. ("Diversified") and, based on his percentage ownership in that company, indirectly owns approximately 99,535 shares of the Common Stock. Mr. Hrabi directly owns 100,000 shares of the Company's Common Stock.

(3) Mr. Gerald P. Slamko is a shareholder of Diversified and, based on his percentage ownership in that company, indirectly owns approximately 282,327 shares of Common Stock. Mr. Slamko's common law wife, Ms. Diane Dutnall, owns approximately 5,000 shares Common Stock through a percentage shareholding in Diversified. Mr. Slamko directly owns 650,000 shares of the Company's Common Stock.

(4) Mr. Douglas J. Slamko is a shareholder of Diversified and, based on his percentage ownership in that company, indirectly owns approximately 243,831 shares of Common Stock. Mr. Slamko's wife, Linda Slamko, owns approximately 38,800 shares of Common Stock through a percentage shareholding in Diversified. Mr. Slamko directly owns 650,000 shares of the Company's Common Stock.

(5) These shares represent beneficial holdings held of record in brokerage accounts through Cede & Co.

(6) The shares of the Company's Common Stock owned by Diversified may be treated as beneficially held by Diversified stockholders prorata to their Diversified holdings including Doug Slamko (243,831 shares of Common Stock), his wife Linda Slamko (38,800 shares of Common Stock), Gerald Slamko (282,327 shares of Common Stock), his common law wife, Diane Dutnall (5,000 shares of Common Stock) and Larry Hrabi (99,535 shares of Common Stock) and the remaining stockholders of Diversified (73.5% held by approximately 300 persons) with such percentages subject to any distributions that may be made to creditors in the dissolution approved by Diversified's stockholders on

    October 7, 1999. As a result of that decision to dissolve, Diversified plans to distribute its shares of the Company to its shareholders, subject to payment of the outstanding obligations.

(7) Includes percentage shareholdings in Diversified held by officers and directors of the Company. The percentage ownership of Company Common Stock held by the stockholder through ownership in Diversified does not take into account the costs which will be associated with dissolving that company. A certain portion of Company Common Stock held by Diversified will likely be used to cover costs associated with its dissolution thereby reducing pro-rata the Common Stock ownership of Diversified shareholders.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Under the Exchange Act, the Company's directors, certain executive and other officers, and any person holding more than ten percent (10%) of the Company's Common Stock are required to report their ownership and any changes in that ownership to the Securities and Exchange Commission (the "Commission") and any exchange or quotation system on which the Common Stock is listed or quoted. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by directors and officers and ten percent (10%) holders. The Company believes that its remaining executive officers and directors have complied with the filing requirements applicable to them for the period from April 10, 2000 when the Company became a reporting company under the Securities Act of 1934.

ANNUAL REPORT

    The Company is forwarding to each stockholder with this Proxy Statement an Annual Report based on information filed by the Company with the Commission on Form 10-SB. As such information has not yet cleared comments by the Commission, such information is subject to revisions based on requests by the Commission. Requests for additional copies of the Annual Report should be sent to the Company at its executive office located at 3237 King George Highway, Suite 1018, Surrey, British Columbia, Canada, V4P 1B7.

    YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED PROXY CARD PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

             PROPOSAL 1--TO RATIFY THE PAST ACTIONS OF THE BOARD OF DIRECTORS CHANGING THE NAME OF THE COMPANY TO "SOFTNET
                    INDUSTRIES, INC." AND "I CRYSTAL, INC."

    The Board is seeking stockholder ratification of its past decisions to change the name of the Company:

     1. On November 18, 1998 from "Cable Group South, Inc." to "Softnet Industries, Inc."; and

     2. On July 29, 1999 from "Softnet Industries, Inc." to "I crystal, Inc."

    Previously the Board of Directors approved amendments to the Company's Certificate of Incorporation changing the name of the Company to "Softnet Industries, Inc." on November 18, 1998. The name of the Company was again changed to "I crystal, Inc." on July 29, 1999, in order to avoid a conflict with a similarly named entity. In each case the Board took such actions based on the provisions of the Delaware General Corporate Law (the "DGCL"), Sections 228 and 242 which provide that actions, including amendments to the Company's Certificate of Incorporation, may be taken by written consent of the stockholders if written consents are obtained from the number of shares of stock required to approve such actions at a meeting. Such written consents were obtained by the Company and the above name changes were effected.

    However, Article II, Section 11 of the Company's Bylaws conflicts with the provisions of the DGCL and requires that written consents must be obtained from all of the Company's stockholders in order to effectuate any stockholder action by written consent. In order to assure the efficacy of the prior name changes and given the conflict between the Company's Bylaws and the applicable provisions of DGCL, the Board is seeking stockholder ratification of the prior name changes.

    These actions will require the approval of a majority of the Company's outstanding Common Stock.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1.

                    PROPOSAL 2--TO APPROVE THE AMENDMENT OF
                   THE COMPANY'S CERTIFICATE OF INCORPORATION
                  TO CHANGE THE COMPANY NAME TO ICRYSTAL, INC.

    The Board of Directors is seeking stockholder approval of an amendment of the Company's Certificate of Incorporation (the "Amended Certificate"), as set forth in EXHIBIT 1 attached hereto, to change the Company's name from "I crystal, Inc." to "iCrystal, Inc." The Board believes the name change will better reflect the Company's ongoing business as a developer and licensor of casino style and table game software and as a developer of Internet based casino websites given the growing popular usage of the letter "i" to denote Internet based or related businesses.

    Approval of the Amended Certificate requires the approval of a majority of the Company's outstanding Common Stock.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

                     PROPOSAL 3--TO APPROVE THE ADOPTION OF
                   AMENDED AND RESTATED BYLAWS OF THE COMPANY

    The Board of Directors is seeking stockholder approval of Amended and Restated Bylaws for the Company (the "Amended Bylaws") attached hereto as
EXHIBIT 2. The Bylaws under which the Company has operated since its inception are typical of a small closely held company and are not typical of a publicly held corporation like the Company which has numerous and diverse stockholders. The Board believes that the current Bylaws are too restrictive and are not in the best interests of the Company's stockholders. While some of the more important revisions in the Amended Bylaws are discussed below, additional changes are set forth in the Amended Bylaws attached as EXHIBIT 2 to this Proxy Statement and stockholders are encouraged to review the Amended Bylaws thoroughly before making their decision.

    For example, under the current Bylaws the Company is required: (1) to have its principal office in the State of Tennessee; (2) to have the annual meeting of stockholders on June 2 of each year, or the next succeeding business day if such day is a legal holiday; (3) to have only one director of the Company;
(4) to elect directors by a plurality of votes; and (5) provide only for action by the written consent of all stockholders, despite more flexible provisions in the Delaware General Corporate Law (the "DGCL") which allows for such actions when written consents are solicited from the number of shares of stock required to pass such matters. Therefore the Board of Directors believes that the current Bylaws are not flexible enough to allow the Company to adapt quickly to changing circumstances and are not appropriate given the Company's numerous and diverse stockholders.

    The Amended Bylaws will remove the current requirement that the Company have its principal office in Tennessee, granting the Board the ability to establish offices in such locations as it may from time to time determine by resolution. The Amended Bylaws will also allow the Board to set the annual meeting date at any time, date and place within the calendar month of March each year, thereby providing the Company with ample time to prepare its annual audited financial statements and annual reports prior to the solicitation of proxies for the annual meeting.

    The Amended Bylaws will also allow the Board to have more than one director, with the number of directors to be not less than two nor more than seven, as the Board of Directors may from time to time determine by resolution. This will allow the Board to continue to function in the event a director falls ill, becomes incapacitated or dies. Currently the Bylaws only provide for one director, however, the Board has functioned with between three and four directors in order to have a broader range of experience represented on the Board and to provide for a broader decision making process. Increasing the number of directors on the Board will allow the Company to adapt to new strategic opportunities such as potential financing or strategic relationships. It will also allow the stockholders to elect a Board composed of various individuals with different areas of expertise to serve as directors.

    The Amended Bylaws will also change the voting requirement for the election of directors to allow for election by a majority of votes cast at a stockholders meeting. The Amended Bylaws will also provide for amendment of the Amended Bylaws by the vote of a majority of the directors then in office or by the vote of a majority of the stockholders of the Company.

    Finally, the Amended Bylaws will allow for actions to be taken on the solicitation of written consents from stockholders holding that amount of stock needed to pass a given matter. The DGCL provides that reasonable notice of such actions must be provided to stockholders where actions are taken by a company by means of written consents obtained from stockholders. The Board of Directors believes allowing actions by the written consent of stockholders will provide the Company with greater speed and more flexibility in responding to new and changing situations.

    The Company believes that these and other changes to the Bylaws are in the best interests of both the Company and its stockholders, and are in keeping with the Company's growing and diverse base of stockholders.

    Approval of the Amended Bylaws requires the vote of a majority of the stockholders present at the Annual Meeting, either in person or by proxy, once a quorum is reached.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

                PROPOSAL 4--NOMINATION AND ELECTION OF DIRECTORS

    The Bylaws of the Company currently provide for only one director and any adjustment to the number of directors would require an amendment of the Company's Bylaws. Assuming Proposal 3 is approved at the Annual Meeting, the stockholders will be voting to elect three directors and the Board has nominated three persons in anticipation of such approval. If Proposal 3 is not adopted, the Board will reconstitute itself at one director with Mr. Hrabi standing as the nominated director for election as the director of the Company until the next annual meeting of stockholders.

    The members of the Board of Directors will each be elected until the next annual meeting of stockholders. Assuming Proposal 3 is approved at the Annual Meeting, the next annual meeting of stockholders will be held on such a date and time in March 2001 as shall be determined by the Board. In each case, directors elected at the Annual Meeting will continue in office until the next annual meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. The Amended Bylaws state that in any election of directors, the persons receiving a majority of the votes cast, shall be deemed to be elected. Shares of Common Stock represented by proxies marked "withhold authority" for one or more nominees will be counted as a negative vote for the noted nominee or nominees.

                                    NOMINEES

    The following sets forth information concerning each of the nominees for director, as well as certain officers and key personnel, indicating their position with the Company and their age as of the Record Date:

NAME                                AGE   POSITION                            POSITION HELD SINCE
----                                ---   --------                            -------------------
NOMINATED DIRECTORS:

Larry J. Hrabi                       48   Chairman, Director and Chief
                                          Executive Officer.                   December 1998

Derek Bodnarchuk                     25   Acting Director.                     November 1999

H. Rex Hollett                       68   Acting Director.                     March 2000

OTHER OFFICERS AND KEY PERSONNEL:

Douglas J. Slamko                    45   President of the Company. Director
                                          and President of I crystal
                                          Software.                            December 1998

Gerald P. Slamko                     43   Vice President, Treasurer and
                                          Chief Financial Officer of the
                                          Company Director, Treasurer and
                                          Chief Financial Officer of I
                                          crystal Software, Inc.               December 1998

Fabrice L'Heureux                    28   Project Development Coordinator
                                          and Creative Director.               July 1999

NOMINATED DIRECTORS:

    LARRY J. HRABI is the Chairman of the Company's Board of Directors and its Chief Executive Officer. Mr. Hrabi has been a director since December 10, 1998 and the Chief Executive Officer of the Company since December 10, 1998.
Mr. Hrabi has also served as a Director and the Chief Executive Officer of the Company's wholly owned subsidiary, I crystal Software, since August 17, 1999. Prior to joining the

Company, Mr. Hrabi was the President of Klein's Hair Care Centre, a private manufacturing company he has owned since 1975. Mr. Hrabi is also the President and major shareholder of Cleanse-Rite Solutions.

    DEREK BODNARCHUK has acted as a member of the Company's Board of Directors since November 3, 1999. Mr. Bodnarchuk is the president of 591879 BC Ltd., a drive-through coffee kiosk established in October 1999 which is operated as Celestial Blends Coffee. From August through January of 1999 Mr. Bodnarchuk was the manager of Delrios Restaurants. Prior to that, he was a martial arts instructor at the Academy of Martial Arts and Inner Power from December 1997 through December 1998. From June 1995 to December 1997 he was a waiter at Delrios Restaurant.

    HENRY REX HOLLETT has acted as a director of the Company since March 2000. For the past 44 years Mr. Hollett has been the president and owner of B & H Tire, Ltd. He also is presently on the council for the District of North Cowichan, British Columbia, Canada, where he has held the title of Mayor for over 10 years.

OTHER OFFICERS AND KEY PERSONNEL:

    DOUGLAS J. SLAMKO is the Company's President and has served in that capacity since December 10, 1998. Mr. Slamko has also served as a director and President of the Company's wholly owned subsidiary, I crystal Software, Inc. ("I crystal Software") since August 17, 1999. Prior to joining the Company, Mr. Slamko was President of IHC International Hair Consultants Inc. ("IHC") from 1997 and the President of HRS Hair Consultants International, Inc. since 1993. Prior to that, Mr. Slamko was the President of Smart Hair Care (California) and similar companies in other states which functioned as the "Smart" group of companies. As the President of IHC, Mr. Slamko oversaw the development of that company's franchise and licensee program, while the business grew from one location into an international organization located in over 40 cities. Mr. Slamko has been a director of Diversified since 1987. Mr. Slamko has over 20 years of experience in leading company development, including such companies as Relic Rent a Car and Budget Sports Rentals. Mr. Slamko is the brother of Gerald P. Slamko, the Company's Treasurer and Chief Financial Officer, and Leonard Slamko who served as a director of the Company until he entered into a consulting relationship with the Company's master licensee, DCI, Inc. (the "Master Licensee"). The Master Licensee is currently the only licensor of the Company's software.

    GERALD P. SLAMKO is the Company's Vice President, Treasurer and Chief Financial Officer and has served in that capacity since December 10, 1998.
Mr. Slamko has also served as a director, Treasurer and the Chief Financial Officer of the Company's wholly owned subsidiary, I crystal Software, since August 17, 1999. Mr. Slamko has been a member of the Canadian Institute of Chartered Accountants of Alberta for the past 15 years. For more than 15 years Mr. Slamko has been the President and a director of Gerald P. Slamko Professional Corporation, a partner in the firm of Slamko Visser, chartered accountants. Slamko Visser provides accounting services to the Company.
Mr. Slamko has over 15 years of corporate development and accounting experience. Since 1987 Mr. Slamko has also been a director of Diversified. Mr. Slamko is the brother of Douglas J. Slamko, the Company's President, and Leonard Slamko who served as a director of the Company until he entered into a consulting relationship with the Master Licensee.

    FABRICE L'HEUREUX is not an executive officer but has been the Company's Software Development Manager since July 1, 1999. Under a service contract the Company entered into with 4250 Investments Ltd., Mr. L'Heureux is responsible for development and design of the Company's and licensees' websites and the Company's MetroBingo Software and the overall creative and graphic design of Company software. Mr. L'Heureux graduated from Laval University in 1995 with a degree in Communications and Graphic Design and a degree in "Alias Wavefront 3-D Software for the Motion Picture Industry". He has designed numerous Websites and was the Art Director and Multi-media Producer for ITV.net, an Internet broadcaster based in Vancouver, B.C. He is also a creator and designer of the MetroBingo software acquired by the Company.

AUDIT, COMPENSATION AND NOMINATING COMMITTEES

    The Board of Directors has not appointed any committees but expects to designate a Stock Option and Compensation Committee and an Audit Committee when required.

ACTIVITIES OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

    Members of the Board of Directors are elected by the holders of the Common Stock of the Company and represent the interests of all stockholders. The Board of Directors meets periodically to review significant developments affecting the Company and to act on matters requiring Board approval. Although the Board of Directors has the ability to delegate many matters to others, it currently has reserved such powers and functions to itself.

    During fiscal 1999, the Board of Directors of the Company, consisted of between three (3) and four (4) members, had no formal meetings and took nine (9) actions by written consent. Although the Company's Bylaws provide for a Board of Directors with one director, the Company has operated with a Board of Directors of between three (3) and four (4) directors. Mr. Hrabi was a director during all of 1999, while Mr. Leonard Slamko, resigned as a director of the Company in November 1999. Mr. Glynn Davies and Justyn Stenner, who served as directors of the Company during 1999, resigned in March 2000. Messrs. Hrabi, Slamko, Davies and Stenner, as directors of the Company, were present at, or participated in taking actions for, one hundred percent (100%) of the total number of meetings or consents of the Board of Directors of the Company.

RESIGNATIONS OF CERTAIN DIRECTORS

    Mr. Leonard Slamko resigned as a director of the Company in November 1999. Messrs. Glynn Davies and Justyn Stenner resigned as directors in March 2000. In March of 2000 Messrs. Derek Bodnaurchuk and H. Rex Hollett became directors of the Company. None of the former directors resigned as a result of any disagreement with the Company.

SUMMARY COMPENSATION TABLE

    The following table shows, for the three-year period ended December 31, 1999, the cash and other compensation paid to the Company's Chief Executive Officer. No other executive officer had annual compensation in excess of $100,000 during such period.

                           SUMMARY COMPENSATION TABLE

                                                                                                    LONG-TERM COMPENSATION
                                                                                       AWARDS------------------------------------
                                                                              ------------------------
                                                ANNUAL COMPENSATION              COMMON                          PAYOUTS
                                        -----------------------------------   STOCK UNDER                ------------------------
    NAME AND PRINCIPAL                                        OTHER ANNUAL    OPTION/SAR'S   PREFERRED     LTIP       ALL OTHER
         POSITION              YEAR      SALARY     BONUS     COMPENSATION      GRANTED        STOCK     PAYOUTS    COMPENSATION
---------------------------  --------   --------   --------   -------------   ------------   ---------   --------   -------------
                               1999      $6,000(1)    --         $2,667            --            --         --           (1)
Larry Hrabi................    1998           0       --             --            --            --         --            --
  Chief Executive Officer      1997           0       --             --            --            --         --            --

------------------------------

(1) Mr. Hrabi's Service Contract with the Company provided that he be granted 100,000 shares of Common Stock on or prior to November 1, 2000. The compensation represented by the issuance of such stock is being recognized monthly by the Company and Mr. Hrabi during the twelve month period commencing November 1999 at a rate of $1,333.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

    On April 4, 2000 the Company's directors approved the 2000 Plan subject to approval of the Company's Stockholders at the Annual Meeting. Prior to April 2000, the Company had no employee stock option or other incentive plans. No options were granted by the Company during its last fiscal year.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
  OPTION/SAR VALUES

    As noted above, the Company had no employee stock option or other incentive plans and issued no options during its last fiscal year ending December 31, 1999.

LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

    As noted above, the Company had no employee stock option or other incentive plans and issued no options during its last fiscal year ending December 31, 1999.

COMPENSATION OF DIRECTORS

    The directors of the Company are not compensated for their services although such directors may from time to time be awarded options or other incentives under the 2000 Plan.

CONTRACTUAL ARRANGEMENTS FOR EMPLOYMENT

    On February 3, 1999 the Company entered into a Service Contract with Leonard Slamko, whereby he agreed to serve as a marketing consultant to the Company to develop, maintain and monitor its marketing strategies. This Service Contract could be terminated at any time upon the provision of 14 days notice by either party and was terminated by the Company on December 2, 1999 at which time
Mr. Slamko entered into a consulting agreement with the Master Licensee. The Company believes Mr. Slamko's relationship with the Master Licensee will enable it to maintain a certain degree of oversight concerning the security of the Company's proprietary software design, and revenue generation at the Master Licensee website. Such a relationship will also allow the Company to have indirect feedback on how to better design and develop its products for future licensees. Under the Service Contract Mr. Slamko was paid $5000 per month and was entitled to receive 100,000 shares of Common Stock prior to February 3, 2000, unless the Service Contract had been previously terminated. Although the Company was not obligated to issue the shares of Common Stock to Mr. Slamko upon the termination of the Service Contract on December 2, 1999, all 100,000 shares of Common Stock were issued to Mr. Slamko in recognition for marketing services rendered to the Company during the 10 months he served under his service contract.

    On July 1, 1999 the Company entered into a Service Contract with 4250 Investments Ltd., a personal contract company, whereby Mr. L'Heureux will act as the Company's Software Development Manager to develop Websites for its corporate and licensee clients, to administer its MetroBingo software development project and to oversee the overall creative, graphic direction and design efforts of the Company. This Service Contract may be terminated at any time upon the provision of 14 days notice by either party. Under the Service Contract 4250
Investments Ltd. was paid $4000 per month, subject to performance reviews every three months at which time the amount of compensation could be adjusted upward in the discretion of the President. On November 1, 1999 monthly compensation was increased to $5,000 per month.

    On November 1, 1999 the Company entered into a Service Contract with
Mr. Larry Hrabi whereby Mr. Hrabi will perform consulting work to develop and oversee Company investor relations and the Company's overall licensing, sales and marketing efforts. This Service Contract may be terminated at any time upon the provision of 14 days notice by either party. Under the Service Contract, Mr. Hrabi is paid $3000 per month, and was entitled to receive 100,000 shares of Common Stock prior to November 1, 2000, unless the Service Contract has been previously terminated by either party. All 100,000 shares of Common Stock were issued to Mr. Hrabi on January 11, 2000.

    On December 2, 1999 the Company entered into a Service Contract with Douglas Slamko, whereby Mr. Slamko agreed to serve as President of the Company to organize, implement and oversee overall operations and to direct the Company's marketing program. This Service Contract may be terminated at any time upon the provision of 14 days notice by either party. Under the Service Contract, Mr. Slamko is paid $5000 per month, and was entitled to receive 100,000 shares of Common Stock on or prior to February 3, 2000, for services provided in 1999 unless the Service Contract had been previously terminated by either party. All 100,000 shares of Common Stock were issued to Mr. Slamko on January 11, 2000.

REPORT ON PRICING OF OPTIONS/SARS

    The Company had no stock option plan and issued no options during its last fiscal year ending December 31, 1999.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On December 1, 1998, the Company entered into the Diversified License with Diversified, whereby the Company agreed to license, for a period of five years, the Internet based casino software developed by Diversified. As consideration for the license of the casino software, the Company agreed to pay a royalty of 10% of the net revenues it obtained from the casino software to Diversified, and Diversified was granted the Put Option to require the Company to purchase all of the rights to the casino software from Diversified for 2,500,000 shares of the Company's Common Stock. Messrs. Doug Slamko, Gerald Slamko and Larry Hrabi, officers and directors of the Company, are also shareholders of Diversified. See
Part I, Item 4--Security Ownership of Certain Beneficial Owners and Management.

    On December 10, 1998, Diversified exercised the Put Option and the Company acquired the casino software from Diversified for 2,500,000 shares of its Common Stock, issued to Diversified, as well as additional consideration in the form of a promissory note for Cdn$100,000 (approximately U.S.$65,000) issued to Diversified for continued development work performed on the casino software (the "Diversified Transaction"). As a result of the Diversified Transaction, the 10% royalty obligation was extinguished. Prior to the Diversified Transaction, the Company became obligated to issue 2,000,000 shares of Common Stock to Doug Slamko, Gerald Slamko and Leonard Slamko as payment for future services to be performed for the Company over the next twelve months. Such shares were subsequently issued on December 10, 1998. Additionally, on December 16, 1998 2,500,000 shares of Common Stock were sold to certain individuals who facilitated the transfer of the software from Diversified to the Company. Douglas J. Slamko the president of the Company is also a director, the Chief Executive Officer, the President and a shareholder of Diversified and his wife is a shareholder of Diversified. Gerald P. Slamko, the Vice President, Treasurer and Chief Financial Officer of the Company is also a Director, Secretary, Treasurer and a shareholder of Diversified, and his common law wife is a shareholder of Diversified. Leonard Slamko served as a director of the Company until he entered into a consulting relationship with the Master Licensee, and he is also a shareholder of Diversified.

    On April 8, 1999 the Company entered into an agreement with the Master Licensee whereby the Company agreed to license to the Master Licensee a minimum of six (6) new casino software packages and Websites per year, and to provide any updates to such casino software and Websites for a term of 10 years at no extra cost. The Agreement grants the Master Licensee the right to extend the license for an additional five years. Under the Agreement, the Company will be entitled to 40% of the Net Gaming Revenue derived from revenue generated by the casino or Websites licensed to the Master Licensee. Net Gaming Revenue is defined in the Agreement as gross revenues less customer payouts, e-cash charges, fees, holdbacks, and chargebacks, and taxes or levies to which the Master Licensee is subject. Additionally, the Company will be entitled to 50% of up-front fees charged by the Master Licensee to any sub-licensees, and 10% of revenue derived from sales of the software. Under the terms of an amendment to the Licensing Agreement, the Company has the option to spend up to a specified amount on promotion of the Master Licensee's website in exchange for an additional 10% share of net gaming revenue, not to exceed the total amount spent by the Company. Leonard Slamko, a director of the Company at the time the Agreement was entered into, has entered into a consulting arrangement with the Master Licensee. Leonard Slamko is the brother of Douglas J. Slamko and Gerald
P. Slamko.

    On October 15, 1999 the Company entered into an additional Agreement with the Master Licensee whereby the Company agreed to license to the Master Licensee three (3) new casino software packages and websites, including updates to such casino software and websites for a term of 10 years. Under this Agreement the Master Licensee has the right to extend the license indefinitely. Under the Agreement, the Company is to be paid a fee of $100,000, payable in installments, of which $67,000 has already been paid, with the remaining $33,000 is to be paid upon completion of the third casino software package and website. The Company will also be entitled to 40% of the Net Gaming Revenue derived from revenue generated by the casino or websites licensed to the Master Licensee, up to the first $100,000 generated per month, and 30% of Net Gaming Revenue generated per month over $100,000. The Master Licensee shall be required to spend 10% of monthly Net Gaming Revenue on advertising, all of which shall be subject to a rebate by the Company. The Company had agreed to license one MetroBingo software package and websites to the Master Licensee for no charge and a second such software package and website for a fee of $200,000, provided that a deposit of $10,000 was paid to the Company by December 31, 1999 and a second deposit of $40,000 was paid on January 31, 2000 with the balance due on completion of the software package. Neither deposit was paid and the MetroBingo site will not be provided. Leonard Slamko, a director of the Company at the time the Agreement was entered into, has entered into a consulting arrangement with the Master Licensee. Leonard Slamko is the brother of Douglas Slamko and Gerald Slamko.

    On May 1, 1999, the Company and the Master Licensee amended the April 8, 1999 Agreement to provide that Company could spend up to $70,000 to promote its Internet casino website over a six month period beginning May 1, 1999. In return the Company is eligible to retain up to an additional 10% of Net Gaming Revenue until such time as either the total of $70,000 is spent on such promotional activities or December 31, 1999. Leonard Slamko, a director of the Company at the time the Agreement was entered into, has entered into a consulting arrangement with the Master Licensee. Leonard Slamko is the brother of Douglas Slamko and Gerald Slamko.

    On August 28, 1999, the Company entered into an Agreement with Power Star pursuant to which the Company purchased the rights to certain software known as MetroBingo that was being developed by Power Star in exchange for an aggregate of 1,450,000 shares of Common Stock valued at $275,500. Fabrice L'Heureux, the Company's Project Development Coordinator and Creative Director through the Company's Service Contract with 4250 Investments Ltd., formerly provided services to Power Star in connection with the creation and development of the MetroBingo software.

    Election of the nominated directors in the event of the approval of Proposal 3 will require the vote of a majority of the stockholders present at the Annual Meeting, either in person or by proxy, once a quorum is reached for each nominated director. In the event Proposal 3 is not approved, Mr. Hrabi will stand as the nominee of the Board for election as the director of the Company until the next annual meeting of stockholders, with his election requiring a plurality of votes cast at the Annual Meeting, either in person or by proxy, once a quorum is reached for each nominated director.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NAMED NOMINEE.

                     PROPOSAL 5--APPROVAL OF THE 2000 PLAN

    The Board of Directors is seeking stockholder approval of the Company's 2000 Incentive Plan ("2000 Plan"). A copy of the 2000 Plan is attached as EXHIBIT 3.

    The Board of Directors of the Company has adopted the 2000 Plan which authorizes up to a maximum of 3,000,000 shares of Common Stock to be issued on exercise of options, stock appreciation rights ("SARs") and other incentive awards or as restricted shares and provides for the administration of the 2000 Plan. The 2000 Plan provides for granting of incentive stock options ("ISOs"), non-qualified stock options ("NSOs"), SARs, restricted shares and other share based incentive awards. Grants under the 2000 Plan can be made until January 1, 2009 unless the plan is sooner terminated by the Board of Directors. To accommodate applicable federal income tax regulations and the terms of the 2000 Plan, stockholder approval is being sought at the Annual Meeting.

    Awards under the 2000 Plan are intended to attract and retain people for key positions with the Company and its subsidiaries, to encourage and assist key employees, directors and advisers of the Company and its subsidiaries to acquire or retain an appropriate stake in the Company's future, to provide additional incentives to such persons, to allow the Company to continue to rationalize the capital held by its founders and key leaders, and to foster continued growth of the Company.

2000 PLAN

    The 2000 Plan provides for the grant to employees, officers, directors and consultants of awards including stock options, restricted stock, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares. An award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

    Under the 2000 Plan, the Company can grant awards for the purchase up to 3,000,000 shares of Common Stock. Stock options awarded under the Plan may consist of both "incentive stock options" (sometimes referred to as an "ISO") within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified options (sometimes referred to as an "NSO"). Incentive stock options are issuable only to employees of the Company, while non-qualified options may be issued to non-employee directors, consultants and others, as well as to employees of the Company.

    Under the 2000 Plan, the Board, or the Compensation Committee, if one has been appointed, has the authority to determine the persons to whom awards will be granted, the nature of the awards, the number of shares of Common Stock to be covered by each grant, the terms of the grant and, with respect to options, whether the options granted are intended to be incentive stock options, the duration and rate of exercise of each option, the exercise price per share of Common Stock, the manner of exercise and the time, manner and form of payment upon exercise of an option.

    The exercise price for ISOs must be set at a price which is at least equal to the fair market value of the Company's Common Stock on the date of grant. The exercise price of NSOs will be established by the Board of Directors. The aggregate fair market value (determined as of the date the option is granted) of the Common Stock that any employee may purchase in any calendar year pursuant to the exercise of ISOs may not exceed $100,000. No person who owns, directly or indirectly, at the time of receipt granting of an ISO, more than 10% of the total combined voting power of all classes of stock of the Company shall be eligible to receive any ISO under the 2000 Plan unless the exercise price is at least 110% of the grant. NSOs are not subject to this limitation.

    No ISOs may be transferred by an optionee other than by will or the laws of descent and distribution and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of employment other than by death or disability, the optionee will have three months after such termination or until the expiration of such option, whichever occurs first, to exercise the option. Upon termination of employment of an optionee by reason of death or permanent total disability, options remain exercisable for one year thereafter or until the expiration of such option, whichever occurs first, to the extent they were exercisable on the date of such termination. No similar limitation applies to NSOs.

    Awards under the 2000 Plan may be granted for such terms as the committee may determine. Stock options under the 2000 Plan must be granted within ten years from the effective date of the 2000 Plan. ISOs granted under the 2000 Plan cannot be exercised more than 10 years from the date of grant, except that ISOs issued to 10% or greater stockholders are limited to five year terms. All awards granted under the 2000 Plan provide for the payment of the exercise price in cash or by delivery to the Company of Common Shares already owned by the optionee having a fair market value equal to the exercise price of the awards being exercised, or by a combination of such methods of payment. Therefore, a holder of options or other awards may be able to tender Common Stock to purchase additional Common Shares and to fund the exercise of his awards without making any additional cash investment. Any unexercised awards that expire or that terminate upon an employee's ceasing to be employed with the Company become available once again for issuance.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion is a brief summary of the principal federal income tax consequences under present law to participants in the 2000 Plan and to the Company. This summary is not intended to be exhaustive and, among other things, does not describe any state or local tax consequences.

    NONQUALIFIED STOCK OPTIONS. A grantee will not recognize any income, and the Company will not be entitled to a deduction, upon the grant of an NSO. Upon the exercise of an NSO, the holder will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the option price, and the Company will be entitled to a corresponding deduction.

    A holder's aggregate basis for Common Stock acquired upon the cash exercise of an NSO will be equal to the fair market value of such Common Stock on the date of exercise, and the holding period for such Common Stock will begin on such date. Upon a disposition of Common Stock acquired pursuant to the exercise of an NSO, a holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such disposition and the employee's basis in such Common Stock. Such gain or loss will be long-term capital gain or loss if the holding period for such Common Stock is more than one year.

    INCENTIVE STOCK OPTIONS. Under federal income tax regulations, only employees are eligible to receive an ISO. An employee will not recognize any income, and the Company will not be entitled to a deduction, upon the grant or timely exercise of an ISO. The exercise of an ISO may, however, affect the computation of the employee's alternative minimum tax. An employee's aggregate basis for Common Stock acquired upon the cash exercise of an ISO will be equal to the option price paid for such Common Stock. The holding period for such Common Stock will begin on the date of exercise.

    If an employee disposes of Common Stock acquired pursuant to an ISO more than two years after the date of grant and more than one year after the exercise of such ISO, the employee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized on such disposition and the employee's basis in such Common Stock. Under such circumstances, the Company will not be entitled to any deduction. If the foregoing holding period requirements are not satisfied, a portion of such gain will be taxable as ordinary income and the Company will be entitled to a corresponding deduction.

    PAYMENT IN SHARES. A person who exercises an NSO with Common Stock will recognize no gain or loss on the Common Stock surrendered, but will recognize income on the options according to the rules described above for NSOs. The number of Common Stock acquired that is equal in number to the Common Stock surrendered will have a basis equal to the basis of the Common Stock surrendered, and the holding period for such Common Stock will include the holding period for the Common Stock surrendered. Any additional Common Stock received will have a basis equal to the fair market value of such Common Stock when received, and the holding period for such Common Stock will begin on such date. If the Common Stock delivered in payment of the option price were previously acquired by the employee through the exercise of an ISO ("ISO Common Stock "), then the Common Stock acquired in exchange for such ISO Common Stock will be treated as ISO Common Stock.

    If an employee exercises an ISO with Common Stock for which the applicable holding period requirements have been met, then (i) no income, gain or loss will be recognized as a result of the exchange, (ii) the number of Common Stock acquired that is equal in number to the Common Stock surrendered will have a basis equal to the basis of the Common Stock surrendered and (except for purposes of determining whether the ISO holding period requirements have been satisfied) will have a holding period that includes the holding period of the Common Stock surrendered, and (iii) any additional Common Stock acquired will have a zero basis and will have a holding period that begins on the date of the exchange. If Common Stock for which the applicable holding periods have not been met are used to exercise an ISO, the employee will recognize ordinary income and the Company will receive a corresponding deduction.

    STOCK APPRECIATION RIGHTS. A person will not recognize any income, and the Company will not be entitled to a deduction, upon grant of an SAR. Upon exercise of an SAR, the amount received by a person will be taxable to the person as ordinary income and the Company will be entitled to a corresponding deduction.

    RESTRICTED SHARES. A person will not recognize any income upon the receipt of a restricted share award unless the holder elects, within thirty days under
Section 83(b) of the Code, to recognize ordinary income in an amount equal to the difference between the fair market value at the time of receipt of such Common Stock and the amount, if any, paid for such Common Stock. If the election is not made, the holder will recognize ordinary income on the date that the restrictions are removed in an amount equal to the difference between the fair market value of the Common Stock on such date and the amount, if any, paid for such Common Stock. At the time the employee recognizes ordinary income, the Company will be entitled to a corresponding deduction.

    Generally, upon a disposition of restricted shares in respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such disposition and the employee's basis in such Common Stock. Such gain or loss will be long-term capital gain or loss if the holding period for such Common Shares is more than one year. For this purpose, a person's basis for restricted shares will be equal to the sum of the amount of ordinary income recognized with respect to such shares and the amount, if any, paid for such shares. The holding period for such shares will begin on the date that such ordinary income is recognized.

    CASH AWARDS. A person who receives a Cash Award will recognize ordinary income in an amount equal to the cash received, and the Company will be entitled to a corresponding deduction.

GRANTS TO DATE UNDER THE 2000 PLAN

    On April 4, 2000, the Board of Directors adopted the 2000 Plan. Subsequently the Board agreed to issue options for 1,350,000 shares of Common Stock, some of which will be issued to officers and directors of the Company, subject to a final determination of the vesting schedule by the Board.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

                                 OTHER MATTERS

    The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: May 19, 2000

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          Larry J. Hrabi,
                                          Chairman of the Board

                                   EXHIBIT 1

                              AMENDED CERTIFICATE

                          CERTIFICATE OF AMENDMENT OF
                      THE CERTIFICATE OF INCORPORATION OF
                                I CRYSTAL, INC.

    It is hereby certified that:

    FIRST. That a meeting of the Board of Directors of I crystal, Inc. (the "Corporation") resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling for a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

    "NOW THEREFORE, BE IT RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows:

    "FIRST: THE NAME OF THE CORPORATION IS "ICRYSTAL, INC."'

    SECOND. That thereafter, pursuant to a resolution of its Board of Directors, the amendment was submitted for a vote of the stockholders of the Corporation at an Annual Meeting of the Stockholders called upon notice in accordance with Section 222 of the Delaware General Corporation Law (the "DGCL"), and that the necessary number of shares as required by statute voted in favor of the amendment.

    THIRD.  That said amendment was adopted in accordance with the provisions of
Section 242 of the DGCL.

    FOURTH. That the capital of the Corporation shall not be reduced under or by reason of said amendment.

Dated: June 5, 2000

                                                       By:  -----------------------------------------
                                                                           Larry Hrabi
                                                                     CHIEF EXECUTIVE OFFICER

                                   EXHIBIT 2
                          AMENDED AND RESTATED BYLAWS

                          AMENDED AND RESTATED BYLAWS
                                       OF
                                 ICRYSTAL, INC.

                                   ARTICLE I
                                    OFFICES

    SECTION 1.01 REGISTERED OFFICE. The registered office of iCrystal, Inc. (hereinafter called the "Corporation") in the State of Delaware shall be at that location set forth in the Corporation's Articles of Incorporation as amended from time to time.

    SECTION 1.02 OTHER OFFICES. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors (hereinafter called the "Board") may from time to time determine or as the business of the Corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

    SECTION 2.01 ANNUAL MEETINGS. Annual meetings of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings may be held at such time, date and place within the month of March each year as the Board shall determine by resolution in accordance with the laws of the State of Delaware.

    SECTION 2.02 SPECIAL MEETINGS. A special meeting of the stockholders for the transaction of any proper business may be called at any time by the Board or by the President.

    SECTION 2.03 PLACE OF MEETINGS. All meetings of the stockholders shall be held at such places, within or without the State of Delaware, as may from time to time be designated by the person or persons calling the respective meeting and specified in the respective notices or waivers of notice thereof.

    SECTION 2.04 NOTICE OF MEETINGS. Except as otherwise required by law, notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to each stockholder personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to each stockholder at its post office address furnished by it to the Secretary of the Corporation for such purpose or, if a stockholder shall not have furnished to the Secretary its address for such purpose, then at its post office address last known to the Secretary, or by transmitting a notice thereof to such stockholder at such address by telegraph, cable, or wireless. Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and, in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall have waived such notice and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except as a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

    SECTION 2.05 QUORUM. Except in the case of any meeting for the election of directors summarily ordered as provided by law, the holders of record of a majority of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders of the Corporation or any adjournment thereof. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

    SECTION 2.06  VOTING.

    (a) Each stockholder shall, at each meeting of the stockholders, be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by it and registered in its name on the books of the
Corporation:

        (i) on the date fixed pursuant to Section 6.05 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting, or

        (ii) if no such record date shall have been so fixed, then (a) at the close of business on the day next preceding the day on which notice of the meeting shall be given or (b) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

    (b) Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation such stockholder shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or its proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants in common, tenants by entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of the State of Delaware.

    (c) Any such voting rights may be exercised by the stockholder entitled thereto in person or by its proxy appointed by an instrument in writing, subscribed by such stockholder or by its attorney thereunto authorized and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless such stockholder shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of the stockholders all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority of shares represented at a meeting where a quorum is present. The vote at any meeting of the stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted.

    SECTION 2.07 LIST OF STOCKHOLDERS. The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

    SECTION 2.08 INSPECTORS OF ELECTIONS. If at any meeting of the stockholders a vote by written ballot shall be taken on any question, the chairman of such meeting may appoint an inspector or inspectors to act with respect to such vote. Each inspector so appointed shall first subscribe an oath faithfully to execute the duties of an inspector at such meeting with strict impartiality and according to the best of his or her ability. Such inspectors shall decide upon the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on such question, shall conduct and accept the votes, and, when the voting is completed, shall ascertain and report the number of shares voted respectively for and against the question. Reports of inspectors shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The inspectors need not be stockholders of the Corporation, and any officer of the Corporation may be a inspector on any question other than a vote for or against a proposal in which he or she shall have a material interest.

    SECTION 2.09 ACTION WITHOUT MEETING. Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote at a meeting, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                  ARTICLE III
                               BOARD OF DIRECTORS

    SECTION 3.01 GENERAL POWERS. The property, business and affairs of the Corporation shall be managed by the Board.

    SECTION 3.02 NUMBER AND TERM OF OFFICE. The number of directors shall be not less than two (2) nor more than five (5) as set by the resolutions adopted by the Board from time to time. Directors need not be stockholders. Each of the directors of the Corporation shall hold office until such director's successor shall have been duly elected and shall qualify or until such director shall resign or shall have been removed in the manner hereinafter provided.

    SECTION 3.03 ELECTION OF DIRECTORS. The directors shall be elected annually by the stockholders of the Corporation and the persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors.

    SECTION 3.04 RESIGNATIONS. Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, it shall take effect immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

    SECTION 3.05 VACANCIES. Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum. Each director so chosen to fill a vacancy shall hold office until such director's successor shall have been elected and shall qualify or until such director shall resign or shall have been removed in the manner hereinafter provided.

    SECTION 3.06 PLACE OF MEETING, ETC. The Board may hold any of its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other and such participation shall constitute presence in person at such meeting.

    SECTION 3.07 FIRST MEETING. The Board shall meet as soon as practicable after each annual election of directors and notice of such first meeting shall not be required.

    SECTION 3.08 REGULAR MEETINGS. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as provided by law, notice of regular meetings need not be given.

    SECTION 3.09 SPECIAL MEETINGS. Special meetings of the Board shall be held whenever called by the President or a majority of the authorized number of directors. Except as otherwise provided by law or by these Bylaws, notice of the time and place of each such special meeting shall be mailed to each director, addressed to such director at his or her residence or usual place of business, at least five (5) days before the day on which the meeting is to be held, or shall be sent to such director at such place by telegraph or cable or be delivered personally not less than forty-eight (48) hours before the time at which the meeting is to be held. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

    SECTION 3.10 QUORUM AND MANNER OF ACTING. Except as otherwise provided in these Bylaws or by law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative vote of a majority of the directors present. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

    SECTION 3.11 ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

    SECTION 3.12 REMOVAL OF DIRECTORS. Subject to the provisions of the Certificate of Incorporation, any director may be removed at any time, either with or without cause, by the affirmative vote of the stockholders having a majority of the voting power of the Corporation given at a special meeting of the stockholders called for the purpose.

    SECTION 3.13 COMPENSATION. The directors shall receive only such compensation for their services as directors as may be allowed by resolution of the Board. The Board may also provide that the Corporation shall reimburse each such director for any expense incurred by a director on account of his or her attendance at any meetings of the Board or Committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

    SECTION 3.14 COMMITTEES. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and except as otherwise limited by law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

                                   ARTICLE IV
                                    OFFICERS

    SECTION 4.01 NUMBER. The officers of the Corporation shall be a Chairman, a President, a Secretary and a Chief Financial Officer.

    SECTION 4.02 ELECTION, TERM OF OFFICE AND QUALIFICATIONS. The officers of the Corporation, except such officers as may be appointed in accordance with
Section 4.03, shall be appointed annually by the Board at the first meeting thereof held after the election of the Board. Each officer shall hold office until his or her successor shall have been duly chosen and shall qualify or until his or her resignation or removal in the manner hereinafter provided.

    SECTION 4.03 ASSISTANTS, AGENTS AND EMPLOYEES, ETC. In addition to the officers specified in Section 4.01, the Board may appoint other assistants, agents and employees as it may deem necessary or advisable, including one or more Assistant Secretaries, and one or more Assistant Chief Financial Officers, each of whom shall hold office for such period, have such authority, and perform such duties as the Board may from time to time determine. The Board may delegate to any officer of the Corporation or any committee of the Board the power to appoint, remove and prescribe the duties of any such assistants, agents or employees.

    SECTION 4.04 REMOVAL. Any officer, assistant, agent or employee of the Corporation may be removed, with or without cause, at any time: (i) in the case of an officer, assistant, agent or employee appointed by the Board, only by resolution of the Board; and (ii) in the case of an officer, assistant, agent or employee, by any officer of the Corporation or committee of the Board upon whom or which such power of removal may be conferred by the Board.

    SECTION 4.05 RESIGNATIONS. Any officer or assistant may resign at any time by giving written notice of his resignation to the Board or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, upon receipt thereof by the Board or the Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

    SECTION 4.06 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification, or other cause, may be filled for the unexpired portion of the term thereof in the manner prescribed in these Bylaws for regular appointments or elections to such office.

    SECTION 4.07 THE CHAIRMAN. The Chairman, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned by the Board of Directors or as may be prescribed by these Bylaws. If there is no President, then the Chairman of the Board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in
Section 4.08 of these Bylaws.

    SECTION 4.08 THE PRESIDENT. The President of the Corporation shall be the chief executive officer of the Corporation and shall have, subject to the control of the Board, general and active supervision and management over the business of the Corporation and over its several officers, assistants, agents and employees.

    SECTION 4.09 THE SECRETARY. The Secretary shall, if present, record the proceedings of all meetings of the Board, of the stockholders, and of all committees of which a secretary shall not have been appointed in one or more books provided for that purpose; he or she shall see that all notices are duly given in accordance with these Bylaws and as required by law; he or she shall be custodian of the seal of the Corporation and shall affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal; and, in general, he or she shall perform all the duties incident to the office of Secretary and such other duties as may from time to time be assigned by the Board.

    SECTION 4.10 THE CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall have the general care and custody of the funds and securities of the Corporation, and shall deposit all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board. He or she shall receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever. He or she shall exercise general supervision over expenditures and disbursements made by officers, agents and employees of the Corporation and the preparation of such records and reports in connection therewith as may be necessary or desirable. The Chief Financial Officer shall, in general, perform all other duties incident to the office of the Chief Financial Officer and such other duties as from time to time may be assigned by the Board.

    SECTION 4.11 COMPENSATION. The compensation of the officers of the Corporation shall be fixed from time to time by the Board. No officers shall be prevented from receiving such compensation by reason of the fact that he or she is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving such compensation by reason of the fact that he or she is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving proper compensation therefor.

                                   ARTICLE V
                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

    SECTION 5.01 EXECUTION OF CONTRACTS. The Board, except as in these Bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

    SECTION 5.02 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

    SECTION 5.03 DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the President or the Chief Financial Officer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

    SECTION 5.04 GENERAL AND SPECIAL BANK ACCOUNTS. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

                                   ARTICLE VI
                           SHARES AND THEIR TRANSFER

    SECTION 6.01 CERTIFICATES FOR STOCK. Every owner of stock of the Corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by such stockholder. The certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the President and by the Secretary or an Assistant Secretary or by the Chief Financial Officer or an Assistant Chief Financial Officer. Any or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except in cases provided for in Section 6.04.

    SECTION 6.02 TRANSFERS OF STOCK. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by its attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.03, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

    SECTION 6.03 REGULATIONS. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

    SECTION 6.04 LOST, STOLEN, DESTROYED, AND MUTILATED CERTIFICATES. In any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation by the stockholder, in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper so to do.

    SECTION 6.05 FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders or expressing consent to corporate action without a meeting the Board shall not fix such a record date, the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

                                  ARTICLE VII
                                INDEMNIFICATION

    SECTION 7.01 ACTION, ETC. OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he or she had reasonable cause to believe that his or her conduct was unlawful.

    SECTION 7.02 ACTIONS, ETC., BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

    SECTION 7.03 DETERMINATION OF RIGHT OF INDEMNIFICATION. Any indemnification under Section 7.01 or 7.02 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 7.01 and 7.02. Such determination shall be made
(i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

    SECTION 7.04  INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL
PARTY. Notwithstanding the other provisions of this Article, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 7.01 or 7.02, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

    SECTION 7.05 PREPAID EXPENSES. Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Corporation as authorized in this Article. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

    SECTION 7.06 OTHER RIGHTS AND REMEDIES. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

    SECTION 7.07 INSURANCE. Upon resolution passed by the Board, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

    SECTION 7.08 CONSTITUENT CORPORATIONS. For purposes of this Article, references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

    SECTION 7.09 OTHER ENTERPRISES, FINES, AND SERVING AT CORPORATION'S REQUEST. For purposes of this Article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

                                  ARTICLE VIII
                                 MISCELLANEOUS

    SECTION 8.01 WAIVER OF NOTICES. Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

    SECTION 8.02 AMENDMENTS. These Bylaws, or any of them, may be altered, amended or repealed, and new Bylaws may be made, (i) by the Board, by vote of a majority of the number of directors then in office as directors, acting at any meeting of the Board, or (ii) by the stockholders, at any annual meeting of stockholders, without previous notice, or at any special meeting of stockholders, provided that notice of such proposed amendment, modification, repeal or adoption is given in the notice of special meeting. Any Bylaws made or altered by the stockholders may be altered or repealed by either the Board or the stockholders.

                            SECRETARY'S CERTIFICATE
                            OF ADOPTION OF BYLAWS OF
                                 ICRYSTAL, INC.

    I, the undersigned, do hereby certify:

    1. That I am the duly elected and acting Secretary of iCrystal, Inc., a Delaware corporation.

    2. That the foregoing Bylaws constitute the Bylaws of said corporation as adopted by the Board of Directors of said corporation by unanimous written consent of the Board of Directors on April 4, 2000, and vote of the stockholders of said corporation on June 5, 2000.

    IN WITNESS WHEREOF, I have hereunto subscribed my name this 5(th) day of June, 2000.

                                                       By:  -----------------------------------------
                                                            Name:
                                                            Title: Secretary

                                   EXHIBIT 3
                              2000 INCENTIVE PLAN

                              2000 INCENTIVE PLAN
                                       OF
                                 ICRYSTAL, INC.

    Section 1.  PURPOSE OF PLAN

    The purpose of this 2000 Incentive Plan (this "Plan") of iCrystal, Inc., a Delaware corporation (the "Company"), is to enable the Company to attract, retain and motivate their employees and consultants by providing for or increasing the proprietary interests of such employees and consultants in the Company, and to enable the Company to attract, retain and motivate its non-employee directors and further align their interests with those of the shareholders of the Company by providing for or increasing the proprietary interests of such directors in the Company. The Plan is intended to permit the grant of Awards (as defined below) meeting the requirements of (a) Rule 701 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as such rule may be amended from time to time, and (b) Section 25102(o) of the Corporations Code of the State of Delaware (the "Corporations Code"), and thus offers and sales of securities pursuant to the Plan are intended to be exempt from (i) the registration requirements of the Securities Act if and for so long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) the qualification requirements of Section 25110 of the Corporations Code. Nothing in this Plan shall be deemed, however, to prohibit the granting of Awards in compliance with federal and state securities laws other than pursuant to Rule 701 and Section 25102(o).

    Section 2.  PERSONS ELIGIBLE UNDER PLAN

    Any employee, non-employee directors, independent contractors or consultants of the Company or any of its subsidiaries (each, a "Participant") shall be eligible to be considered for the grant of Awards (as defined in this Plan) under this Plan.

    Section 3.  AWARDS

        (a) The Administrator (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with a Participant that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of
    (i) shares of Common Stock of the Company ("Common Stock"), or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Common Stock or with a value derived from the value of the Common Stock. The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

        (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

        (c) Common Stock and Derivative Securities may be issued pursuant to an Award for any lawful consideration as determined by the Administrator, including, without limitation, services rendered by the recipient of such Award.

        (d) Subject to the provisions of this Plan, the Administrator, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

           (i) a provision permitting the recipient of such Award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Stock or Derivative Securities or other property issuable pursuant to such Award, or such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following:

               (A)  the delivery of cash;

               (B) the delivery of previously owned shares of capital stock of the Company (including "pyramiding") or other property, provided that the Company is not then prohibited from purchasing or acquiring shares of its capital stock or such other property;

               (C) a reduction in the amount of Common Stock or Derivative Securities or other property otherwise issuable pursuant to such Award; or

               (D) the delivery of a promissory note, the terms and conditions of which shall be determined by the Administrator;

           (ii) a provision conditioning or accelerating the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Administrator, upon the occurrence of specified events, including, without limitation, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 hereof; or

           (iii) a provision required in order for such Award to qualify as an incentive stock option (an "Incentive Stock Option") under Section 422 of the Internal Revenue Code ("Code"), provided that the recipient of such Award is eligible under the Code to receive an Incentive Stock Option. Stock options which do not so qualify are referred to as "Nonqualified Stock Options."

    Section 4.  STOCK SUBJECT TO PLAN

        (a) The aggregate number of shares of Common Stock that may be issued or issuable pursuant to all Awards (including Incentive Stock Options, Nonqualified Stock Options and other Awards) granted under this Plan shall not exceed three million (3,000,000) shares of Common Stock and all of which shall be subject to adjustment as provided in Section 8 hereof.

        (b) For purposes of Section 4(a) hereof, the aggregate number of shares of Common Stock issued and issuable pursuant to all Awards granted under this Plan shall at any time be deemed to be equal to the sum of the following:

           (i) the number of shares of Common Stock that were issued prior to such time pursuant to Awards granted under this Plan, other than Common Stock that was subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership such as dividends; plus

           (ii) the number of shares of Common Stock that were otherwise issuable prior to such time pursuant to Awards granted under this Plan, but that were withheld by the Company as payment of the purchase price of the Common Stock issued pursuant to such Awards or as payment of the recipient's tax withholding obligation with respect to such issuance; plus

           (iii) the maximum number of shares of Common Stock issuable at or after such time pursuant to Awards granted under this Plan prior to such time.

        (c) In the event any Participant is deemed to be a "covered Executive" pursuant to Section 162(m) of the Code and the exercise of all or a portion of the Awards would preclude the Company from taking full advantage of the compensation deductions arising from the grant of such Awards, together with all other taxable compensation payable to Participant by the Company, by virtue of the limitations imposed by Section 162(m) of the Code, then the number of shares as to which Awards shall be exercisable during the applicable tax year shall be reduced to such number as would allow the Company to fully deduct the compensation payable to Participant.

        (d) If and for so long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the amount of securities offered and sold under the Plan shall not exceed the limitations set forth in Rule 701 promulgated under the Securities Act, as such rule may be amended from time to time.

    Section 5.  DURATION OF PLAN

    No Awards shall be granted under this Plan after April 4, 2010. Although Common Stock may be issued after April 4, 2010 pursuant to Awards granted prior to such date, no Common Stock shall be issued under this Plan after April 4, 2010 (the "Termination Date").

    Section 6.  ADMINISTRATION OF PLAN

    (a) This Plan shall be administered by an Administrator of the Board (the "Administrator") consisting of two or more directors. In the event that the Company becomes "publicly held" within the meaning of Section 162(m) of the Code, then, with respect to any Awards intended to qualify for the "performance-based compensation" exception in Section 162(m) of the Code, the Administrator shall, to the extent necessary, consist of two or more directors each of whom is an "outside director" within the meaning of Section 162(m) of the Code and such Award shall not be subject to Board approval.

    (b) Subject to the provisions of this Plan, the Administrator shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

        (i) adopt, amend and rescind rules and regulations relating to this Plan;

        (ii) determine which persons are Participants and to which of such Participants, if any, Awards shall be granted hereunder;

        (iii) grant Awards to Participants and determine the terms and conditions thereof, including the number of shares of Common Stock issuable pursuant thereto;

        (iv) accelerate the exercisability of an Award or extend the period during which an owner of an Award may exercise his or her rights under such Award (but not beyond the Termination Date);

        (v) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof; and

        (vi) interpret and construe this Plan and the terms and conditions of all Awards granted hereunder.

    The interpretation and construction by the Administrator of any term or provision of the Plan or of any Award granted under it, including without limitation any determination of adjustments required pursuant to Section 7 hereof, shall be conclusive, unless otherwise determined by the Board of Directors of the Company (the "Board") in which event such action by the Board shall be conclusive, and such interpretation and construction shall be binding upon all those who hold or are eligible to receive options under the Plan, and all persons claiming under them. The Board or Administrator may from time to time adopt rules and regulations for carrying out this Plan and, subject to the provisions of this Plan, may prescribe the form or forms of the instruments evidencing any Award granted under this Plan.

    (c) The Administrator will provide to each holder annual financial statements of the Company to the extent required by law.

    Section 7.  ADJUSTMENTS

    If the outstanding securities of any class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Administrator shall make appropriate and proportionate adjustments in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Options and other Awards theretofore granted under this Plan, (b) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options, Nonqualified Stock Options and other Awards thereafter granted under this Plan, and (c) the maximum number of Common Shares that may be subject to stock options or stock appreciation rights granted during any twelve-month period to any Participant, as provided in Section 4(c) hereof; provided, however, that no adjustment shall be made to the number of shares of Common Stock that may be acquired pursuant to outstanding Incentive Stock Options or the maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under this Plan to the extent such adjustment would result in such options being treated as other than Incentive Stock Options; provided, further, that no such adjustment shall be made to the extent the Administrator determines that such adjustment would result in the disallowance of a federal income tax deduction for compensation attributable to Awards hereunder by causing such compensation to be other than "performance-based compensation" within the meaning of
Section 162(m)(4)(C) of the Code.

    Section 8.  OTHER PROVISIONS

    Awards granted under this Plan shall contain such other terms and provisions which are not inconsistent with this Plan as the Board or Administrator may authorize, including but not limited to (a) vesting schedules governing the exercisability of such Awards, (b) provisions for acceleration of such vesting schedules in certain events, (c) arrangements whereby the Company may fulfill any tax withholding obligations it may have in connection with the exercise of such Awards, (d) provisions imposing restrictions upon the transferability of stock acquired on exercise of such Award, whether required by this Plan or applicable securities laws or imposed for other reasons, and (e) provisions regarding the termination or survival of any such Award upon the optionee's death, retirement or other terminations of employment and the extent, if any, to which any such Award may be exercised after such event. Incentive Stock Options shall contain the terms and provisions required of them under the Code.

    Section 9.  FINANCIAL ASSISTANCE

    The Company is vested with authority under this Plan to assist any Participant to whom an Award is granted hereunder (including any director or officer of the Company or any of its subsidiaries who is also a Participant) in the payment of the purchase price payable on exercise of that Award, by lending the amount of such purchase price to such Participant on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.

    Section 10. COMPANY'S RIGHT OF FIRST PURCHASE AND PARTICIPATION IN COMMON STOCK TRANSACTIONS

    (a) While and so long as the Common Stock or any stock of any other class subject to this Plan has not been Publicly Traded (as hereinafter defined) for at least ninety (90) days, any stock issued on exercise of any Award granted under this Plan shall be subject to the Company's right of first purchase. By virtue of that right, (a) such stock may not be transferred during the holder's lifetime to any person other than members of the holder's Immediate Family, a partnership whose members are the holder and/or members of the holder's Immediate Family, or a trust for the benefit of the holder and/or members of the holder's Immediate Family, unless such transfer occurs within fifteen (15) days following the expiration of thirty
(30) days after the Company has been given a written notice which correctly identified the prospective transferee or transferees and which offered the Company an opportunity to purchase such stock at its Fair Market Value in cash, and such offer was not accepted within thirty (30) days after the Company's receipt of that notice; and (b) upon the holder's death, the Company shall have the right to purchase all or some of such stock at its Fair Market Value within nine (9) months after the date of death. This right of first purchase shall continue to apply to any such stock after the transfer during the holder's lifetime of that stock to a member of the holder's Immediate Family or to a family partnership or trust as aforesaid, and after any transfer of that stock with respect to which the Company expressly waived its right of first purchase without also waiving it as to any subsequent transfers thereof, but it shall not apply after a transfer of that stock with respect to which the Company was offered but did not exercise or waive its right of first purchase or more than nine months after the holder's death. The Company may assign all or any portion of its right of first purchase to any one or more of its shareholders, or to a pension or retirement plan or trust for Participants of the Company, who may then exercise the right so assigned. Stock certificates evidencing stock subject to this right of first purchase shall be appropriately legended to reflect that right.

    (b) While and so long as the Common Stock or any stock of any other class subject to this Plan has not been Publicly Traded (as hereinafter defined) for at least ninety (90) days, upon the exercise of any Awards granted under the Plan, the Company may require that the Awards granted to Participants be subject to such requirements as the Company may specify, including a requirement that a Participant participate in transactions involving the purchase or exchange of all, or substantially all, of the Common Stock of the Company (a "Transaction"). To the full extent provided to any other holder of Common Stock of the Company on the date a Participant exercises the Award, Participants shall be entitled to participate in any Transaction on the same basis as the other holders of Common Stock of the Company.

    Section 11.  LIMITATIONS OF RIGHTS OF PARTICIPANTS

    (a) A Participant under this Plan shall not have any interest in the shares or in any dividends paid thereon, and shall not have any of the rights or privileges of a shareholder with respect to such shares, until the certificates therefor have been issued and delivered to him or her.

    (b) No shares of stock issuable under the Plan shall be issued and no certificate therefor delivered unless and until, in the opinion of legal counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or to incur any liability under any federal, state or other securities law, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

    (c) The receipt of an option does not give the holder any right to continued employment by the Company or a subsidiary for any period, nor shall the granting of the option or the issuance of shares on exercise thereof give the Company or any subsidiary any right to the continued services of the holder for any period.

    (d) Nothing contained in this Plan shall constitute the granting of an Award hereunder, which shall occur only pursuant to express authorization by the Board or the Administrator.

    Section 12.  AMENDMENT AND TERMINATION

    The Board may alter, amend, suspend or terminate this Plan, provided that no such action shall deprive a holder who has not consented thereto of any Award granted to the holder pursuant to this Plan or of any of the holder's rights under such Award. Except herein provided, no such action of the Board, unless taken with the approval of the shareholders of the Company, may:

    (a) increase the maximum number of shares for which Awards granted under this Plan may be exercised;

    (b) reduce the minimum permissible exercise price;

    (c) extend the ten-year duration of the Plan set forth herein;

    (d) alter the class of Employees eligible to receive Awards under the Plan;
       or

    (e) amend the Plan in any other manner which the Board, in its discretion, determines should become effective only if approved by the shareholders even though such shareholder approval is not expressly required by this Plan.

    If an amendment to this Plan would (i) increase the maximum number of shares of Common Stock that may be issued pursuant to (a) all Awards granted under this Plan, (b) all Incentive Stock Options granted under this Plan, or (c) Awards granted under this Plan during any calendar year to any one Participant,
(ii) change the class of persons eligible to receive Awards under this Plan,
(iii) otherwise materially increase the benefits hereunder accruing to participants who are subject to Section 16 of the Exchange Act in a manner not specifically contemplated herein or (iv) affect this Plan's compliance with Rule 16b-3 or applicable provisions of the Code, as amended from time to time, the amendment shall be subject to approval by the Company's shareholders to the extent required to comply with Rule 16b-3, Sections 422 and 162(m) of the Code, and other applicable provisions of or rules under the Code, as amended from time to time.

    Section 13.  CERTAIN DEFINITIONS

    As used in this Plan, the following terms shall have the following meanings:

    "Fair Market Value" shall mean the fair market value of the Common Stock. If the Common Stock is not publicly traded, fair market value shall be determined by the Board or the Administrator and may be computed by any method which the Board or the Administrator in good faith believes reflects the fair market value of the Common Stock on the date of such determination, including without limitation, reference to the book value of the Common Stock and reference to the most recent price at which the Common Stock, or a Derivative Security of the Company, has been issued in an arms-length transaction, provided however, that Fair Market Value shall not be less than the exercise price paid by the Participant to receive the subject Common Stock. If the Common Stock is publicly traded, fair market value shall be the closing sale price per share of Common Stock, if the Common Stock is listed on a national securities exchange or on the NASDAQ National Market, or if the Common Stock is not then so listed, the closing bid price per share of Common Stock, on the day in question (or, if such day is not a trading day or if no sales of Common Stock were made on such day, on the nearest preceding trading day on which sales of Common Stock were made), as reported in THE WALL STREET JOURNAL, or, if trading in the Common Stock is not then reported in THE WALL STREET JOURNAL, at such closing sale or bid price as may then appear in what the Board or the Administrator in its judgment then deems to be the most nearly comparable listing or reporting service.

    An individual's "Immediate Family" includes only his or her spouse, parents or other ancestors, and children and other direct descendants of that individual or of his or her spouse (including such ancestors and descendants by adoption).

    Corporate stock is "Publicly Traded" if stock of that class is listed or admitted to unlisted trading privileges on a national securities exchange or on the NASDAQ National Market or if sales or bid and offer quotations are reported for that class of stock in the automated quotation system ("NASDAQ") operated by the National Association of Securities Dealers, Inc.

    Section 14.  EFFECTIVE DATE OF PLAN

    This Plan shall be effective as of April 4, 2000, the date upon which it was approved by the Board of Directors of the Company, subject to approval by the Company's stockholders.

PROXY                            I CRYSTAL, INC.                           PROXY
                        3237 King George Hwy., Ste. 1018
                    Surrey, British Columbia, V5P 1B7 Canada

    This Proxy is Solicited on Behalf of the Board of Directors and Management of I crystal, Inc.

    The undersigned appoints Larry J. Hrabi and Douglas J. Slamko as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Shares of I crystal, Inc. held of record by the undersigned on May 18, 2000, at the Annual Meeting of Stockholders to be held on Monday, June 5, 2000, or any adjournment thereof.

    Please check this box only if you intend to attend and vote at the Annual Meeting.

    TO ASSIST THE COMPANY IN TABULATING THE VOTES SUBMITTED BY PROXY PRIOR TO THE ANNUAL MEETING, WE REQUEST THAT YOU MARK, SIGN, DATE AND RETURN THIS PROXY BY MAY 30, 2000 USING THE ENCLOSED ENVELOPE.

    PLEASE MARK YOUR VOTE IN THE BOX.

                                                                           FOR  AGAINST  ABSTAIN
PROPOSAL 1.  RATIFICATION OF PRIOR NAME CHANGES.                           / /    / /      / /
             The ratification of the prior actions of the Board Of
             Directors changing the Company's to Softnet
             Industries, Inc. and subsequently to I crystal, Inc.

PROPOSAL 2.  CHANGE OF COMPANY NAME TO ICRYSTAL, INC.                      / /    / /      / /
             The approval of an amendment to the Certificate of
             Incorporation to change the Company's name from
             I crystal, Inc. to iCrystal, Inc.

PROPOSAL 3.  ADOPTION OF AMENDED AND RESTATED BYLAWS                       / /    / /      / /
             The adoption of Amended and Restated Bylaws for the Company, as set forth fully in the Notice to the Annual Meeting.

PROPOSAL 4.  ELECTION OF DIRECTORS
             / / FOR all nominees    / / WITHHOLD authority to vote (except as marked contrary
             below)
             NOMINEES:   Larry J. Hrabi, Derek Bodnarchuk and H. Rex Hollett.
             INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

             -----------------------------------------------------------------------------------

PROPOSAL 5.  APPROVAL OF THE 2000 PLAN                                     / /    / /      / /
             The approval of the 2000 Plan.

    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" each of the Proposals.

                                              Dated: ___________________________

                                              Signature: _______________________

                                              PLEASE SIGN EXACTLY AS NAME
                                              APPEARS BELOW. WHEN SHARES ARE
                                              HELD JOINTLY, BOTH STOCKHOLDERS
                                              SHOULD SIGN. WHEN SIGNING AS
                                              ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                              TRUSTEE OR GUARDIAN, PLEASE
                                              INDICATE FULL TITLE AS SUCH. IF A
                                              CORPORATION, PLEASE INDICATE FULL
                                              CORPORATE NAME; AND IF SIGNED BY
                                              THE PRESIDENT OR ANOTHER
                                              AUTHORIZED OFFICER, PLEASE SPECIFY
                                              THE OFFICER'S CAPACITY. IF A
                                              PARTNERSHIP, PLEASE SIGN IN
                                              PARTNERSHIP NAME BY AUTHORIZED
                                              PERSON.